CERTIFICATION UNDER SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Colonial Trust Company (the "Company") on Form 10-KSB for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ian B. Currie, Controller/Treasurer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

_/s/ Ian B. Currie__

Ian B. Currie
Controller/Treasurer
July 14, 2004

     This certification is made solely for the purpose of 18 U.S.C. Section 1350 subject to the knowledge standard contained therein, and not for any other purpose.